UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


         Date of Report (Date of Earliest Event Reported): July 20, 2004
                                                           -------------


                          WESTERN PLAINS ENERGY, L.L.C.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Kansas                     0-50714                   48-1247506
          ------                     -------                   ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)



3022 County Road 18, Oakley, KS                                        80918
-------------------------------                                        -----
(Address of Principal Executive Offices)                             (Zip Code)


                                 (785) 672-8810
                                 --------------
               (Registrant's telephone number including area code)


       (Former name or former address, if changed since last report): None








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Item 8.  Change in Fiscal Year

     By resolution of the Board of Managers adopted July 20, 2004, Western Plains Energy, L.L.C. (the "Company") has determined to change its fiscal year for financial statement reporting purposes from the year ending December 31 of each year to the year ending on September 30 of each year. This change will first be effective for the period ending September 30, 2004. The change had been approved in an effort to complete the Company's accounting, file the necessary year-end financial reports with the Securities and Exchange Commission and schedule the Company's annual meeting at a time convenient to its members. The Company's fiscal year for income tax purposes will remain the year ending on December 31 of each year and the members will receive their annual tax information based on that fiscal year.

     The Company will file its Transition Report covering the transition period from January 1, 2004 to September 30, 2004 on Form 10-KSB with the Securities and Exchange Commission within the time required by applicable rules of the Commission. Subsequent annual reports will be filed for the one-year period ending September 30 of each year. The Company's first quarterly report following completion of the new fiscal year will cover the period beginning October 1, 2004 and until December 31, 2004. Subsequent quarters will follow this reporting schedule.








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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WESTERN PLAINS ENERGY, L.L.C.



Date: August 2, 2004          By: /s/ Michael J. Erhart
                                  ---------------------------------------
                                  Michael J. Erhart
                                  Chief Executive Officer/General Manager










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